VANGUARD
U.S. GROWTH
PORTFOLIO

Semiannual Report - February 28, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

   We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

   But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

   They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                             [PHOTO]

John C. Bogle                       John J. Brennan
Senior Chairman                     Chairman and CEO


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS .....................................         1
THE MARKETS IN PERSPECTIVE ........................................         3
REPORT FROM THE ADVISER ...........................................         5
PORTFOLIO PROFILE .................................................         6
PERFORMANCE SUMMARY ...............................................         8
FINANCIAL STATEMENTS ..............................................         9

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER

   Vanguard U.S. Growth Portfolio more than kept up with the rollicking bull market in stocks--and provided returns far in excess of its peers--during the six months ended February 28, 1998, the first half of the Portfolio's fiscal year.

   The following table presents the six-month returns earned by the Portfolio and by its two primary benchmarks, the average growth mutual fund and the unmanaged Standard & Poor's 500 Composite Stock Price Index. As the table shows, the U.S. Growth Portfolio's +19.6% total return (capital change plus reinvested dividends) was far in front of that earned by the average competing fund and comfortably ahead of the return on the S&P 500 Index.

--------------------------------------------------------------
                                               TOTAL RETURNS
                                             SIX MONTHS ENDED
                                             FEBRUARY 28, 1998
--------------------------------------------------------------
Vanguard U.S. Growth Portfolio                    +19.6%
--------------------------------------------------------------
Average Growth Fund                               +12.7%
--------------------------------------------------------------
S&P 500 Index                                     +17.6%
--------------------------------------------------------------

   The Portfolio's return is based on an increase in net asset value from $27.74 per share on August 31, 1997, to $31.84 per share on February 28, 1998, with the latter figure adjusted for our annual dividend of $0.27 per share paid from net investment income and distributions totaling $0.89 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

Solid growth in economic activity, declining interest rates, quiescent inflation, and strong consumer optimism were the fuel that kept the U.S. stock market climbing high during the six months ended February 28. Wall Street generally shrugged off the potential impact of serious economic turmoil in Asia--where currency devaluations and stock market collapses afflicted a number of important developing markets, including Thailand, Indonesia, the Philippines, South Korea, and Malaysia. After a sharp setback in October--during which the S&P 500 Index fell -7% in a single day--domestic stocks rebounded smartly. The Index posted gains in five of the six months and ended the period at an all-time high.

   Although all the broad market indexes were up nicely during the six months, large-capitalization growth stocks--your Portfolio's stock in trade, so to speak--generally enjoyed the biggest gains. The S&P 500, which is dominated by large-cap stocks, advanced +17.6%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, earned +11.9%. The growth-stock component of the S&P 500 gained +20.3%, versus +14.9% for the value component.

   This tilt toward large-cap growth stocks accounted in large measure for the margins your Portfolio achieved over both of its competitive benchmarks. The average growth fund holds mid- and small-capitalization stocks as well as large-cap stocks, which was a distinct disadvantage during the past six months, when bigger was better on Wall Street. For the half-year ended February 28, the growth portion of the Russell 2000 Index, a small-cap stock benchmark, earned +6.4%, less than one-third the return on the S&P 500's growth component.

   The 2-percentage-point advantage your Portfolio enjoyed over the unmanaged S&P 500 Index during the period was the result of excellent stock selection, particularly in the health-care and materials & processing sectors. On balance, the industry sectors emphasized by our adviser, Lincoln Capital Management, were a slight negative. In keeping with our growth-stock character, we owned no utility stocks, the S&P 500's best-performing group (+34.8%) during the period. Much of this handicap was overcome by a heavier-than-market weighting in health-care stocks, the second-strongest performers during the six months.

   Beating the Index is a difficult task for actively managed mutual funds, because the Index is a theoretical construct that incurs no operating, administrative, or transaction costs, all of which are borne by actual funds. Our operating expenses amount to an annual rate of about 0.40% of average net assets, which puts us at a disadvantage versus the Index but gives us a hefty annual edge of more than one percentage point over the 1.53% expense ratio of the average growth fund.

   Our unusually big margin over the average growth fund (+19.6% versus +12.7%) was based importantly on our greater emphasis on large-cap stocks, abetted by a combination of a heavier weighting in a solidly performing consumer staples group and a lighter weighting in a disappointing technology group. Our Portfolio is typically quite different from those of our peers. As a result, you should not be surprised when our return varies considerably from theirs. We hope these differences will fall mostly on the positive side of the ledger.

IN SUMMARY

It's hard to find superlatives adequate to describe the U.S. stock market's performance over the past 15 1/2 years. Cumulative returns for the past three years alone exceed 125%. Such returns are to be savored because they are truly extraordinary. While no one can predict the future, we believe it is safe to say that future returns will be smaller. It's also safe to say that the future will bring episodes of negative returns--the risk that is the inseparable companion of the rewards that stocks provide over the long term.

   We'll repeat our opinion from last year's semiannual report: "It is futile to try to discern the right moment to get into or out of the stock market." That belief is the foundation of our long-standing counsel to hold a balanced portfolio of stock funds, bond funds, and money market funds in proportions that seem right for your investment objectives, financial situation, and risk tolerance. Such a balanced investment program should help you to "stay the course" toward your long-term goals, whether the winds from the financial markets blow fair or foul.

/s/ JOHN C. BOGLE                              /s/ JOHN J. BRENNAN

John C. Bogle                                  John J. Brennan
Senior Chairman                                Chairman and
                                               Chief Executive Officer

March 16, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended February 28, 1998

A rare combination of beneficent influences--robust growth, tame inflation, low unemployment, and cheerful consumers--continued to delight the U.S. stock and bond markets (and to puzzle economists) during the fiscal half-year ended February 28. The Asian financial crisis created some anxiety, dampening returns in certain market sectors and helping to swell them elsewhere. But the U.S. markets were buoyed against these concerns by continuing good news about the domestic economy: Consumer prices rose just 1.4% over the past year, the best showing in more than a decade. At the same time, the economy's sustained expansion has pushed the unemployment rate down to 4.6%, its lowest level since 1973. The deceleration of inflation has surprised economic analysts because inflation and unemployment rates tend to move in opposite directions. Although wages have shown some increases, it appears that consumer prices have been held down by an unexpected combination of productivity gains, declining import prices as a result of the stronger U.S. dollar, and a significant drop in energy prices.

U.S. EQUITY MARKETS

Despite the uncertainty regarding developments in Asia, the U.S. equity market provided investors with yet another stunning performance during the six months. The S&P 500 Index, for example, posted an advance of 17.6% during the fiscal half-year, with the Russell 2000, the best-known benchmark for smaller companies' stocks, gaining 9.6%. Clearly, investors found the economic news significantly more heartening than they had expected.

--------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                PERIODS ENDED FEBRUARY 28, 1998
                                                -------------------------------
                                                6 MONTHS    1 YEAR     5 YEARS*
-------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                                  17.6%      35.0%        21.7%
   Russell 2000 Index                              9.6       30.0         17.5
   MSCI EAFE Index                                 8.5       15.8         13.4
-------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                     5.7%      10.4%         7.0%
   Lehman 10-Year Municipal Bond Index             5.0        9.0          6.7
   Salomon Brothers Three-Month
     U.S. Treasury Bill Index                      2.6        5.3          4.8
-------------------------------------------------------------------------------
OTHER
   Consumer Price Index                            0.7%       1.4%         2.5%
-------------------------------------------------------------------------------

*Average annual.

   For investors in common stocks, the two most important variables are the growth rate of corporate earnings, which provides the basis for long-run equity returns, and the level of interest rates, a key influence on equity valuations (how much investors will pay for a dollar of earnings). Earnings growth represents the fundamental basis for choosing common stocks as the foundation of long-term investment programs. The level of interest rates affects equity prices in two major ways--by showing the potential return on alternative investments and by indicating the market's consensus expectations concerning inflation. Over the past six months, both of these variables worked to the benefit of common stocks: Numerous corporate earnings reports provided positive surprises, and the news on inflation was exceptionally good.

   The best-performing market sectors appeared to benefit from a combination of factors. One of these was concern over the "Asian contagion," which led investors toward companies with the least exposure to Pacific Rim nations. Also influential were a series of economic reports indicating that the U.S. economy remains robust and that U.S. consumers remain confident, even ebullient. The primary beneficiaries of this environment included utilities (gaining 34.8%--an extraordinary advance for six months), health-care firms (up 30.6%), and consumer-goods manufacturers (up 19.6%).

   Laggards during this period fell into two categories: economically sensitive companies and energy firms. Technology issues (which rose overall 8.2%) had widely disparate returns, with software firms very strong but hardware and semiconductor manufacturers generally declining or posting only modest gains. Expectations that Asia's weakness would soften the prices of commodity goods such as paper and metals hurt the stocks of such producers, with materials & processing stocks advancing a mere 1.5%.

U.S. FIXED-INCOME MARKETS

The continued exceptional news regarding inflation, combined with an apparent "flight to quality" among bond investors, sent interest rates down sharply during the six months. The result was a robust 5.7% gain for the Lehman Brothers Aggregate Bond Index over the period.

   Asia's turmoil apparently led many investors to seek the perceived safety of high-quality U.S. government bonds, a factor that contributed to the decline in U.S. interest rates. The yield on the 10-year U.S. Treasury note fell nearly three-quarters of a point, from 6.34% on August 31, 1997, to 5.62% on February 28, 1998. Shorter-term interest rates did not decline as much, reflecting the stable monetary policy of the Federal Reserve over the fiscal half-year. The Fed seems to have taken a "wait and see" approach in determining whether the current strength of the U.S. economy will offset the expected slowdown resulting from Asia's woes.

INTERNATIONAL EQUITY MARKETS

Markets were notably strong in Europe but generally dismal in the Pacific over the half-year. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 8.5% in U.S. dollar terms. European markets, which have generally kept pace with the S&P 500's amazing run of the past three years, again posted superb gains; the MSCI Europe Index advanced 23.3% (in U.S. dollars) for the six months. The dollar remained virtually unchanged against European currencies in aggregate. The strength in these markets can be attributed to improving economic conditions, especially in the United Kingdom, and to increasing confidence that the European Monetary Union is on target to begin at the end of 1998.

   Overall, Pacific returns were nearly the reverse of those in Europe for U.S. investors, largely due to problems in Japan. The Japanese economy remains weak, reports of corporate and political crises seem to be daily events, and it seems questionable whether Japan will be able to provide an "economic kick" to help its depressed Asian neighbors regain their vitality. In this environment, the Japanese market declined 9% in local terms, with U.S. investors losing an additional 4.4% due to continued weakening of the yen. Currency crises and serious economic imbalances rocked smaller Asian markets such as Malaysia and Thailand, which fell 23% and 11%, respectively, during the six-month period. However, these countries have begun instituting major economic reforms, and their stock markets rebounded sharply (Malaysia's was up 33% and Thailand's, 61%) during the past two months.

REPORT FROM THE ADVISER

   After a fiscal 1997 return that was very high in absolute terms at 32.5%, but was poor relative to that of the S&P 500 Index and just behind the average for growth mutual funds, Vanguard U.S. Growth Portfolio earned a more consistently good result in the first half of fiscal 1998. The Portfolio's return during the six months ended February 28, 1998, was strong at 19.6%, which was well ahead of the average growth fund and a bit ahead of the Index.

   As usual, the Portfolio's characteristics remained quite stable. For example:

-------------------------------------------
            TEN LARGEST HOLDINGS
-------------------------------------------
                                PERCENTAGE
 COMPANY                      OF NET ASSETS
-------------------------------------------
 1. Microsoft Corp.                 5.5%
 2. Pfizer, Inc.                    4.9
 3. Monsanto Co.                    4.5
 4. Intel Corp.                     4.3
 5. The Coca-Cola Co.               4.1
 6. General Electric Co.            3.8
 7. Procter & Gamble Co.            3.7
 8. Bristol-Myers Squibb Co.        3.2
 9. Merck & Co., Inc.               3.2
10. Cisco Systems, Inc.             2.9
-------------------------------------------
Total                              40.1%
-------------------------------------------

   - Eight of our present top-ten holdings were also among the top ten on August 31, 1997.

   - The current top ten represent about 40% of the Portfolio's net assets, compared with 39% for the top ten six months ago.

   - The number of issues held is 62, up from 54. Productivity was good, with 19 issues added. Merck, Microsoft, General Electric, and Dell were the largest purchases; 11 companies were eliminated, usually because their earnings fell short of our expectations.

   - Turnover ran at a 46% annual rate, a bit above the long-term average for the Portfolio but well below industry averages.

   - Industry diversification did not change materially during the six months. The largest sectors are still consumer discretionary and staples (at 29% of net assets, down a little since August 31, 1997), health care (23%, up some), and technology (almost 20%). Each of these sectors is close to its respective weight in the large-cap growth stock indexes.

   - With respect to people at Lincoln Capital Management, there have been two changes: the departure and replacement of one equity analyst and the arrival of a highly experienced chief operating officer.

   Equity valuations moved up further in the past six months, as estimates of future earnings rose 5% while the related price/earnings ratio increased 12%. The decrease in the yield on the 10-year Treasury note, which dropped sharply from 6.3% to 5.6%, undoubtedly helped to buoy stock price/earnings multiples.

   While the U.S. Growth Portfolio's absolute returns will continue to depend principally upon overall market returns, we will energetically pursue adding value above the market.

David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager
Lincoln Capital Management Company

March 5, 1998

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies that sell at reasonable prices in relation to expected earnings and to valuations in the broad stock market.

PORTFOLIO PROFILE
U.S. Growth Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of February 28, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 7.



PORTFOLIO CHARACTERISTICS
---------------------------------------------------------
                           U.S. GROWTH            S&P 500
---------------------------------------------------------
Number of Stocks                    62                500
Median Market Cap               $66.7B             $40.0B
Price/Earnings Ratio             31.3x              23.1x
Price/Book Ratio                  8.3x               4.4x
Yield                             0.6%               1.5%
Return on Equity                 25.6%              20.6%
Earnings Growth Rate             21.1%              18.2%
Foreign Holdings                  4.4%               1.8%
Turnover Rate                     46%*                 --
Expense Ratio                   0.38%*                 --
Cash Reserves                     1.8%                 --

*Annualized.

INVESTMENT FOCUS
----------------------------------

[GRAPHIC]


VOLATILITY MEASURES
---------------------------------------------------------
                           U.S. GROWTH            S&P 500
---------------------------------------------------------
R-Squared                         0.89               1.00
Beta                              0.99               1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------------------
Microsoft Corp.                                     5.5%
Pfizer, Inc.                                        4.9
Monsanto Co.                                        4.5
Intel Corp.                                         4.3
The Coca-Cola Co.                                   4.1
General Electric Co.                                3.8
Procter & Gamble Co.                                3.7
Bristol-Myers Squibb Co.                            3.2
Merck & Co., Inc.                                   3.2
Cisco Systems, Inc.                                 2.9
--------------------------------------------------------
Top Ten                                            40.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------------------------
                                           FEBRUARY 28, 1997                     FEBRUARY 28, 1998
                                           --------------------------------------------------------------
                                             U.S. GROWTH                U.S. GROWTH               S&P 500
                                           --------------------------------------------------------------
Auto & Transportation ...................       0.0%                        0.0%                     3.6%
Consumer Discretionary ..................      13.8                         9.8                      9.9
Consumer Staples ........................      24.1                        19.3                     10.9
Financial Services ......................      12.3                        11.8                     17.7
Health Care .............................      19.6                        23.1                     11.9
Integrated Oils .........................       0.2                         0.0                      6.8
Other Energy ............................       2.2                         0.5                      1.2
Materials & Processing ..................       7.2                         9.5                      5.7
Producer Durables .......................       4.0                         0.9                      4.2
Technology ..............................      15.5                        19.4                     12.4
Utilities ...............................       0.0                         0.0                     10.2
Other ...................................       1.1                         5.7                      5.5
---------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

U.S. GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: AUGUST 31, 1977-FEBRUARY 28, 1998

------------------------------------------------------------------
                      U.S. GROWTH PORTFOLIO                S&P 500
FISCAL        CAPITAL        INCOME         TOTAL           TOTAL
YEAR          RETURN         RETURN        RETURN          RETURN
------------------------------------------------------------------
1978           19.9%          2.5%          22.4%           12.4%
1979           10.5           2.7           13.2            11.6
1980           11.9           3.7           15.6            18.2
1981            8.5           3.2           11.7             5.4
1982           -4.8           3.5           -1.3             3.2
1983           51.3           4.2           55.5            44.0
1984            0.9           1.9            2.8             6.1
1985           16.4           3.7           20.1            18.3
1986           23.6           3.0           26.6            39.1
1987           15.1           2.7           17.8            34.5
1988          -23.5           1.9          -21.6           -17.8
1989           39.6           1.1           40.7            39.2
1990            3.7           1.3            5.0            -5.0
1991           31.9           2.4           34.3            26.9
1992            7.5           1.3            8.8             7.9
1993            0.5           1.2            1.7            15.2
1994            5.5           1.5            7.0             5.5
1995           21.3           1.5           22.8            21.4
1996           23.5           1.8           25.3            18.7
1997           31.1           1.4           32.5            40.6
1998*          18.4           1.2           19.6            17.6
------------------------------------------------------------------

*Six months ended February 28, 1998.

See Financial Highlights table on page 13 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                     INCEPTION                                         -------------------------------------
                                        DATE           1 YEAR         5 YEARS          CAPITAL        INCOME         TOTAL
----------------------------------------------------------------------------------------------------------------------------
U.S. Growth Portfolio                  1/6/1959         25.93%         17.61%           16.75%         1.43%         18.18%
----------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
February 28, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

   At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH PORTFOLIO                                    SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.2%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (9.6%)
   Avon Products, Inc.                                 850,000        $  59,872
   Carnival Corp. Class A                            1,400,000           82,425
   The Walt Disney Co.                               2,300,000          257,456
   Lowe's Cos., Inc.                                 1,400,000           81,813
   Mattel, Inc.                                      2,050,000           86,741
   May Department Stores Co.                         1,640,000           99,630
   Rubbermaid, Inc.                                  1,520,000           44,080
   Sears, Roebuck & Co.                              1,300,000           68,981
   Wal-Mart Stores, Inc.                             1,960,000           90,772
                                                                      ----------
                                                                        871,770
                                                                      ----------
CONSUMER STAPLES (18.9%)
   CVS Corp.                                           300,000           22,219
   Campbell Soup Co.                                 1,190,000           69,094
   The Coca-Cola Co.                                 5,360,000          368,165
   Coca-Cola Enterprises, Inc.                         780,000           25,789
   Colgate-Palmolive Co.                             1,400,000          113,662
   Gillette Co.                                      2,050,000          221,144
   PepsiCo, Inc.                                     4,990,000          182,447
   Philip Morris Cos., Inc.                          5,110,000          221,966
   Procter & Gamble Co.                              3,930,000          333,804
   Unilever NV                                       2,390,000          153,707
                                                                      ----------
                                                                      1,711,997
                                                                      ----------
ENERGY (0.5%)
-  Talisman Energy, Inc.                             1,540,000           45,815
                                                                      ----------
FINANCIAL SERVICES (11.6%)
   American International
     Group, Inc.                                     1,490,000          179,079
   Automatic Data
     Processing, Inc.                                3,510,000          214,329
   Beneficial Corp.                                    440,000           51,920
   The Chase Manhattan Corp.                         1,510,000          187,334
   First Data Corp.                                  2,400,000           81,600
   Household International, Inc.                     1,210,000          157,149
   Norwest Corp.                                     2,930,000          119,947
   Paychex, Inc.                                     1,050,000           54,206
                                                                      ----------
                                                                      1,045,564
                                                                      ----------
HEALTH CARE (22.7%)
-  ALZA Corp.                                        1,720,000           64,285
   American Home Products Corp.                      1,310,000          122,813
-  Amgen, Inc.                                       1,030,000           54,719
   Bristol-Myers Squibb Co.                          2,920,000          292,548
   Cardinal Health, Inc.                               950,000           77,781
-  First Health Group Corp.                            700,000           34,869
   Johnson & Johnson                                 1,360,000          102,680
   Eli Lilly & Co.                                   3,870,000          254,694
   Medtronic, Inc.                                     800,000           42,500
   Merck & Co., Inc.                                 2,250,000          287,016
   Pfizer, Inc.                                      4,990,000          441,615
-  Quintiles Transnational Corp.                     1,600,000           78,200
   SmithKline Beecham PLC ADR                        1,770,000          109,519
   Warner-Lambert Co.                                  620,000           90,675
                                                                      ----------
                                                                      2,053,914
                                                                      ----------
MATERIALS & PROCESSING (9.3%)
   E.I. du Pont de Nemours & Co.                     1,050,000           64,378
   W.R. Grace & Co.                                  2,640,000          221,595
   Kimberly-Clark Corp.                              1,890,000          105,249
   Monsanto Co.                                      8,020,000          408,018
   Solutia, Inc.                                     1,570,000           42,881
                                                                      ----------
                                                                        842,121
                                                                      ----------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH PORTFOLIO                                 SHARES              (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (0.9%)
   Honeywell, Inc.                                     580,000        $  45,965
   Molex, Inc. Class A                               1,300,000           36,887
                                                                      ----------
                                                                         82,852
                                                                      ----------
TECHNOLOGY (19.0%)
-  Altera Corp.                                      1,000,000           43,125
-  BMC Software, Inc.                                  650,000           49,725
-  Cisco Systems, Inc.                               4,000,000          263,500
-  Dell Computer Corp.                               1,540,000          215,408
   Hewlett-Packard Co.                               1,290,000           86,430
   Intel Corp.                                       4,310,000          386,553
   Lucent Technologies, Inc.                           750,000           81,281
-  Microsoft Corp.                                   5,860,000          496,635
   3Com Corp.                                        1,670,000           59,702
-  Xilinx, Inc.                                        930,000           40,804
                                                                      ----------
                                                                      1,723,163
                                                                      ----------
OTHER (5.7%)
   General Electric Co.                              4,380,000          340,545
   Illinois Tool Works, Inc.                         1,300,000           77,919
   Tyco International Ltd.                           1,850,000           93,887
                                                                      ----------
                                                                        512,351
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $5,229,779)                                                  8,889,547
--------------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.63%, 3/2/1998
   (COST $170,248)                                    $170,248          170,248
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $5,400,027)                                                  9,059,795
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     47,916
Liabilities                                                             (54,122)
                                                                     -----------
                                                                         (6,206)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 284,357,255 outstanding
   $1.00 par value shares
   (authorized 500,000,000 shares)                                    9,053,589
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                $31.84
--------------------------------------------------------------------------------

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                        AMOUNT              PER
                                                         (000)            SHARE
--------------------------------------------------------------------------------
AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                     $5,245,738           $18.45
Undistributed Net
  Investment Income                                      4,160              .01
Accumulated Net
  Realized Gains                                       143,923              .51
Unrealized Appreciation--
  Note E                                             3,659,768            12.87
--------------------------------------------------------------------------------
NET ASSETS                                          $9,053,589           $31.84
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


--------------------------------------------------------------------------------
                                                          U.S. GROWTH PORTFOLIO
                                             SIX MONTHS ENDED FEBRUARY 28, 1998
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                          $   38,333
  Interest                                                                7,375
                                                                     -----------
    Total Income                                                         45,708
                                                                     -----------
EXPENSES
  Investment Advisory Fees--Note B                                        5,108
  The Vanguard Group--Note C
    Management and Administrative                                         8,686
    Marketing and Distribution                                            1,048
  Taxes (other than income taxes)                                           294
  Custodian Fees                                                              7
  Auditing Fees                                                               7
  Shareholders' Reports                                                     118
  Annual Meeting and Proxy Costs                                             84
  Directors' Fees and Expenses                                                9
                                                                     -----------
    Total Expenses                                                       15,361
    Expenses Paid Indirectly--Note C                                       (593)
                                                                     -----------
    Net Expenses                                                         14,768
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    30,940
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                         224,387
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES                                              1,213,345
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,468,672
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------
                                                                              U.S. GROWTH PORTFOLIO
                                                                         -------------------------------
                                                                            SIX MONTHS             YEAR
                                                                                 ENDED            ENDED
                                                                         FEB. 28, 1998    AUG. 31, 1997
                                                                                 (000)            (000)
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                 $   30,940         $   69,678
    Realized Net Gain                                                        224,387            219,862
    Change in Unrealized Appreciation (Depreciation)                       1,213,345          1,317,765
                                                                          ------------------------------
       Net Increase in Net Assets Resulting from Operations                1,468,672          1,607,305
                                                                          ------------------------------
DISTRIBUTIONS
    Net Investment Income                                                    (72,787)           (55,435)
    Realized Capital Gain                                                   (239,929)          (345,580)
                                                                          ------------------------------
       Total Distributions                                                  (312,716)          (401,015)

CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                 1,040,536          2,522,416
    Issued in Lieu of Cash Distributions                                     303,008            391,848
    Redeemed                                                                (891,164)        (1,219,565)
                                                                          ------------------------------
       Net Increase from Capital Share Transactions                          452,380          1,694,699
--------------------------------------------------------------------------------------------------------
    Total Increase                                                         1,608,336          2,900,989
--------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                    7,445,253          4,544,264
                                                                          ------------------------------
    End of Period                                                         $9,053,589         $7,445,253
========================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                    35,619             98,030
    Issued in Lieu of Cash Distributions                                      10,884             16,774
    Redeemed                                                                 (30,553)           (47,275)
                                                                          ------------------------------
       Net Increase in Shares Outstanding                                     15,950             67,529
========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

   The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.


-------------------------------------------------------------------------------------------------------------------
                                                                              U.S. GROWTH PORTFOLIO
                                                                              YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED       ---------------------------------------------------
THROUGHOUT EACH PERIOD                   FEBRUARY 28, 1998       1997       1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $27.74     $22.62    $18.83     $15.52     $14.71      $14.71
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                              .11       .27        .26        .25        .20         .21
    Net Realized and Unrealized Gain (Loss)
       on Investments                                 5.15      6.73       4.39       3.24        .82         .05
                                                    ---------------------------------------------------------------
       Total from Investment Operations               5.26      7.00       4.65       3.49       1.02         .26
                                                    ---------------------------------------------------------------
DISTRIBUTIONS

    Dividends from Net Investment Income              (.27)     (.26)      (.29)      (.18)      (.21)       (.18)
    Distributions from Realized Capital Gains         (.89)    (1.62)      (.57)        --         --        (.08)
                                                    ---------------------------------------------------------------
       Total Distributions                           (1.16)    (1.88)      (.86)      (.18)      (.21)       (.26)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $31.84    $27.74     $22.62     $18.83     $15.52      $14.71
===================================================================================================================

TOTAL RETURN                                        19.56%    32.50%     25.28%     22.75%      6.98%       1.69%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)            $9,054    $7,445     $4,544     $2,989     $1,963      $1,954
    Ratio of Total Expenses to
       Average Net Assets                           0.38%*     0.42%      0.43%      0.47%      0.52%       0.49%
    Ratio of Net Investment Income to
       Average Net Assets                           0.77%*     1.13%      1.32%      1.59%      1.30%       1.50%
    Portfolio Turnover Rate                           46%*       35%        44%        32%        47%         37%
    Average Commission Rate Paid                    $.0494    $.0493     $.0492        N/A        N/A         N/A
-------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value.

   2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

   5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lincoln Capital Management Company provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended February 28, 1998, the advisory fee represented an effective annual rate of 0.13% of the Portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Directors. At February 28, 1998, the Portfolio had contributed capital of $533,000 to Vanguard (included in Other Assets), representing 2.7% of Vanguard's capitalization. The Portfolio's Directors and officers are also Directors and officers of Vanguard.

   Vanguard has asked the Portfolio's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's administrative expenses. For the six months ended February 28, 1998, these arrangements reduced the Portfolio's expenses by $593,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended February 28, 1998, the Portfolio purchased $2,073,029,000 of investment securities and sold $1,770,246,000 of investment securities other than temporary cash investments.

E. At February 28, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,659,768,000, consisting of unrealized gains of $3,662,645,000 on securities that had risen in value since their purchase and $2,877,000 in unrealized losses on securities that had fallen in value since their purchase.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England
Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
    "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
      Company is the owner of trademarks and copyrights relating to the
           Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                      trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS


STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
  Aggressive Growth Portfolio
  Capital Opportunity Portfolio
  Global Equity Portfolio
Index Trust
  500 Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Small Capitalization Stock
   Portfolio
  Total Stock Market Portfolio
  Value Portfolio
Institutional Index Fund
International Equity Index Fund
  Emerging Markets Portfolio
  European Portfolio
  Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
  Energy Portfolio
  Gold & Precious Metals
   Portfolio
  Health Care Portfolio
  REIT Index Portfolio
  Utilities Income Portfolio
Tax-Managed Fund
  Capital Appreciation
   Portfolio
  Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
  U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
  Global Asset Allocation
   Portfolio
LifeStrategy Portfolios
  Conservative Growth
   Portfolio
  Growth Portfolio
  Income Portfolio
  Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
  Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
  Intermediate-Term U.S.
   Treasury Portfolio
  Long-Term U.S. Treasury
   Portfolio
  Short-Term U.S. Treasury
   Portfolio
Bond Index Fund
  Intermediate-Term Bond
   Portfolio
  Long-Term Bond Portfolio
  Short-Term Bond Portfolio
  Total Bond Market Portfolio
Fixed Income Securities Fund
  GNMA Portfolio
  High Yield Corporate Portfolio
  Intermediate-Term Corporate
   Portfolio
  Intermediate-Term U.S.
   Treasury Portfolio
  Long-Term Corporate
   Portfolio
  Long-Term U.S. Treasury
   Portfolio
  Short-Term Corporate
   Portfolio
  Short-Term Federal Portfolio
  Short-Term U.S. Treasury
   Portfolio
Municipal Bond Fund
  High-Yield Portfolio
  Insured Long-Term Portfolio
  Intermediate-Term Portfolio
  Limited-Term Portfolio
  Long-Term Portfolio
  Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
  U.S. Treasury Money Market
   Portfolio
Money Market Reserves
  Federal Portfolio
  Prime Portfolio
Municipal Bond Fund
  Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
  (CA, NJ, NY, OH, PA)


Q232-2/1998

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

VANGUARD
INTERNATIONAL GROWTH
PORTFOLIO

Semiannual Report-- February 28, 1998

[PHOTO]

[THE VANGUARDGROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]
              John J. Brennan
              Chairman & CEO

John C.  Bogle
Senior Chairman

CONTENTS
A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
REPORT FROM THE ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
PERFORMANCE SUMMARY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
PORTFOLIO PROFILE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

     Economic turmoil in Asia rippled across world markets during the first half of Vanguard International Growth Portfolio's fiscal year, but many international bourses quickly brushed aside the global upset to post solid--and in some cases, spectacular--gains.

     The following table presents the six-month returns earned by the Portfolio and its two primary performance benchmarks: the average international equity mutual fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. As shown here, during the six months ended February 28, 1998, our Portfolio's return of +5.1% fell 1.6 percentage points behind that of its average peer and 3.4 points behind that of its benchmark index. The Portfolio's return is based on an increase in net asset value from $17.86 per share on August 31, 1997, to $17.95 per share on February 28, 1998, with the latter figure adjusted for our annual dividend of $0.21 per share paid from net investment income and a distribution of $0.52 per share paid from net realized capital gains.


------------------------------------------------------------------
                                                   TOTAL RETURNS
                                                 SIX MONTHS ENDED
                                                 FEBRUARY 28, 1998
------------------------------------------------------------------
Vanguard International Growth Portfolio               +5.1%
------------------------------------------------------------------
Average International Fund                            +6.7%
------------------------------------------------------------------
MSCI EAFE Index                                       +8.5%
------------------------------------------------------------------

THE PERIOD IN REVIEW

Reaping the rewards of international investing during the six months required some careful stepping, as it often does. For the most part, venturing into the Asian markets during the period was a losing proposition. Currency devaluations and stock market collapses afflicted a number of important developing markets, including Thailand, Indonesia, the Philippines, South Korea, and Malaysia. The disturbances came to a head in October, when stocks in the Pacific region, which is dominated by Japan, posted a negative return of -12.1% in U.S. dollar terms, according to Morgan Stanley Capital International. In Japan, concern over the weak domestic economy and political scandals, combined with the yen's weakness versus the U.S. dollar, resulted in a decline of -13.4% in dollar terms for the six months.

     In many parts of the world, the turbulence in Asia resulted in only a temporary market blip. Europe's bourses continued rising at an impressive clip--despite an October slide--even topping returns from the powerful U.S. stock market. Some foreign markets posted remarkable gains during the six months (Portugal, +47%; Italy, +37%; Switzerland, +34%; all in local currency). However, the overall return of the EAFE Index, which was pulled down considerably by the poor performance of the Japanese market, was just +8.5%, about half the +17.6% return of the Standard & Poor's 500 Composite Stock Price Index. By comparison, the European component of the EAFE Index rose +23.3% in U.S. dollar terms, while the Pacific component declined -13.7%, also in dollars.

     The U.S. dollar played a significant role in shaping the returns in some international markets. It was strong in the Pacific region, sharply reducing a local return of -8.9% to -13.7% in dollars, but held generally steady in Europe, where the local currency return of +23.4% was virtually identical to the dollar-based return. On balance, the exchange value of the dollar had a negative impact on returns to U.S. investors, reducing the EAFE Index's +10.7% in local returns to +8.5% in dollars.

     The subpar performance of Vanguard International Growth Portfolio versus its benchmarks can be traced to its commitments to Asian and emerging markets and its relatively light exposure to companies in continental Europe and the United Kingdom. We note that our performance shortfalls for the six months came after our strong performance for the previous fiscal year ended August 31, 1997, when we outpaced both of our benchmarks.

     Although we had a relatively light weighting in Japan (21% of assets for our Portfolio versus 25% for the Index), this advantage was not enough to offset our underweighting versus the Index in several of the world's stronger markets for the period--notably the United Kingdom (+22% in dollars) and Germany (+18% in dollars). Asian stocks, excluding Japan, made up about 10% of the Portfolio's assets--a bigger share than the Index. On the plus side, we had heavier exposure than the Index to several markets, including France, the Netherlands, and Switzerland, that turned in an excellent six months.

     Compared with our mutual fund peers, our Portfolio had a larger stake in the Pacific region and smaller stakes in continental Europe and the United Kingdom. These distinctions were a competitive disadvantage during the half-year.

     Over long periods we expect our low expenses to provide our Portfolio with a substantial and enduring advantage over our peers. The International Growth Portfolio has an expense ratio (expenses as a percentage of average net assets) of 0.56%, more than one percentage point below the 1.67% in expenses charged by the average international mutual fund.

IN SUMMARY

U.S. investors are often urged to include international stocks in their investment portfolios because foreign markets are not closely correlated with those in the United States and thus provide valuable diversification. This lack of correlation has become abundantly clear over the past several years, much to the dismay of many U.S. investors in international markets who likely could have earned much higher returns simply by staying home.

     However, returns from international markets have exceeded those of the U.S. market from time to time in the past, and certainly will in the future. Exactly when, for how long, and by how much is, of course, anybody's guess. We believe that international holdings have a place--albeit a limited one of perhaps 10% to 20% of overall assets--in a balanced portfolio that includes stock funds, bond funds, and money market funds, always provided that investors are aware of the ever-present risks of placing assets abroad.

     We look forward to reporting to you on the full 1998 fiscal year six months hence.


/s/ JOHN C. BOGLE                                         /s/  JOHN J. BRENNAN

John C. Bogle                                             John J. Brennan
Senior Chairman                                           Chairman and
                                                          Chief Executive Officer

March 18, 1998

THE MARKETS IN PERSPECTIVE

Six Months Ended February 28, 1998

A rare combination of beneficent influences--robust growth, tame inflation, low unemployment, and cheerful consumers--continued to delight the U.S. stock and bond markets (and to puzzle economists) during the fiscal half-year ended February 28. The Asian financial crisis created some anxiety, dampening returns in certain market sectors and helping to swell them elsewhere. But the U.S. markets were buoyed against these concerns by continuing good news about the domestic economy: Consumer prices rose just 1.4% over the past year, the best showing in more than a decade. At the same time, the economy's sustained expansion has pushed the unemployment rate down to 4.6%, its lowest level since 1973. The deceleration of inflation has surprised economic analysts because inflation and unemployment rates tend to move in opposite directions. Although wages have shown some increases, it appears that consumer prices have been held down by an unexpected combination of productivity gains, declining import prices as a result of the stronger U.S. dollar, and a significant drop in energy prices.

U.S. EQUITY MARKETS

Despite the uncertainty regarding developments in Asia, the U.S. equity market provided investors with yet another stunning performance during the six months. The S&P 500 Index, for example, posted an advance of 17.6% during the fiscal half-year, with the Russell 2000, the best-known benchmark for smaller companies' stocks, gaining 9.6%. Clearly, investors found the economic news significantly more heartening than they had expected.

     For investors in common stocks, the two most important variables are the growth rate of corporate earnings, which provides the basis for long-run equity returns, and the level of interest rates, a key influence on equity valuations (how much investors will pay for a dollar of earnings). Earnings growth represents the fundamental basis for choosing common stocks as the foundation of long-term investment programs. The level of interest rates affects equity prices in two major ways--by showing the potential return on alternative investments and by indicating the market's consensus expectations concerning inflation. Over the past six months, both of these variables worked to the benefit of common stocks: Numerous corporate earnings reports provided positive surprises, and the news on inflation was exceptionally good.


----------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                               PERIODS ENDED FEBRUARY 28, 1998
                                              ------------------------------------
                                              6 MONTHS      1 YEAR       5 YEARS*
----------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                                17.6%         35.0%         21.7%
  Russell 2000 Index                            9.6          30.0          17.5
  MSCI EAFE Index                               8.5          15.8          13.4
----------------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                   5.7%         10.4%          7.0%
  Lehman 10-Year Municipal Bond Index           5.0           9.0           6.7
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index                   2.6           5.3           4.8
----------------------------------------------------------------------------------
OTHER
  Consumer Price Index                          0.7%          1.4%          2.5%
----------------------------------------------------------------------------------

*Average annual.

     The best-performing market sectors appeared to benefit from a combination of factors. One of these was concern over the "Asian contagion," which led investors toward companies with the least exposure to Pacific Rim nations. Also influential were a series of economic reports indicating that the U.S. economy remains robust and that U.S. consumers remain confident, even ebullient. The primary beneficiaries of this environment included utilities (gaining 34.8%--an extraordinary advance for six months), health-care firms (up 30.6%), and consumer-goods manufacturers (up 19.6%).

     Laggards during this period fell into two categories: economically sensitive companies and energy firms. Technology issues (which rose overall 8.2%) had widely disparate returns, with software firms very strong but hardware and semiconductor manufacturers generally declining or posting only modest gains. Expectations that Asia's weakness would soften the prices of commodity goods such as paper and metals hurt the stocks of such producers, with materials & processing stocks advancing a mere 1.5%.

U.S. FIXED-INCOME MARKETS

The continued exceptional news regarding inflation, combined with an apparent "flight to quality" among bond investors, sent interest rates down sharply during the six months. The result was a robust 5.7% gain for the Lehman Brothers Aggregate Bond Index over the period.

     Asia's turmoil apparently led many investors to seek the perceived safety of high-quality U.S. government bonds, a factor that contributed to the decline in U.S. interest rates. The yield on the 10-year U.S. Treasury note fell nearly three-quarters of a point, from 6.34% on August 31, 1997, to 5.62% on February 28, 1998. Shorter-term interest rates did not decline as much, reflecting the stable monetary policy of the Federal Reserve over the fiscal half-year. The Fed seems to have taken a "wait and see" approach in determining whether the current strength of the U.S. economy will offset the expected slowdown resulting from Asia's woes.

INTERNATIONAL EQUITY MARKETS

Markets were notably strong in Europe but generally dismal in the Pacific over the half-year. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 8.5% in U.S. dollar terms. European markets, which have generally kept pace with the S&P 500's amazing run of the past three years, again posted superb gains; the MSCI Europe Index advanced 23.3% (in U.S. dollars) for the six months. The dollar remained virtually unchanged against European currencies in aggregate. The strength in these markets can be attributed to improving economic conditions, especially in the United Kingdom, and to increasing confidence that the European Monetary Union is on target to begin at the end of 1998.

     Overall, Pacific returns were nearly the reverse of those in Europe for U.S. investors, largely due to problems in Japan. The Japanese economy remains weak, reports of corporate and political crises seem to be daily events, and it seems questionable whether Japan will be able to provide an "economic kick" to help its depressed Asian neighbors regain their vitality. In this environment, the Japanese market declined 9% in local terms, with U.S. investors losing an additional 4.4% due to continued weakening of the yen. Currency crises and serious economic imbalances rocked smaller Asian markets such as Malaysia and Thailand, which fell 23% and 11%, respectively, during the six-month period. However, these countries have begun instituting major economic reforms, and their stock markets rebounded sharply (Malaysia's was up 33% and Thailand's, 61%) during the past two months.

REPORT FROM THE ADVISER

Vanguard International Growth Portfolio provided a total return of 5.1% during the six months ended February 28, 1998. This fell short of both of our benchmarks, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which rose by 8.5%, and the average international equity mutual fund, which rose by 6.7%. In my letter six months ago, I reported on a strong year relative to our benchmarks; events since then have pushed us back into line with other funds for the 18 months since August 31, 1996, although we are still ahead of the EAFE Index during that period by more than 3 percentage points.

     The latest six months again underlined how a broad geographical spread of investments helps to control risk. European markets rose during the period by 23% in U.S. dollar terms, but every one of the 14 other markets outside North America where I typically look for stocks declined in dollar terms. Of course, this was for exceptional reasons, namely the Asian financial crisis. Clearly, I, like you, wish that I had foreseen the crisis, but diversification is meant for just such a situation, the event that you didn't foresee. In this case, the misperception was not the riskiness of Thailand, which I understood. What I did not realize was that, like dominoes, other much stronger countries would be destabilized by the shockwaves from Thailand's currency crisis last summer. I apologize to you all.

     Europe, like the United States, shuddered briefly in October, but then resumed its bullish uptrend. In continental Europe, investment conditions remained excellent. Economic recovery, which started on the periphery of the region--in Sweden, Spain, and the Netherlands--broadened to include Italy and France. Germany and Switzerland are at the back of the line, but markets anticipate the probable, and stocks there have been rising nevertheless. Recovery has not been too rapid, however, and considerable spare capacity exists to be filled before inflationary pressures build up. Corporations have been reporting strong profit growth and, in addition, have encouraged investors by making increasingly clear commitments to increase profitablility. Governments, too, have been playing a part, if more reluctantly. One by one, they are sanctioning share buybacks on a more tax-efficient basis than hitherto. Nineteen of the 45 continental European companies in the Portfolio have restructured significantly in the past year. However, share prices in continental Europe are not cheap, and the new stocks that I may add to the Portfolio in the coming months will probably be defensive.

     The United Kingdom is at a very mature stage of the economic cycle, and its stock market has been maintained more by share buybacks and takeovers than by increases in corporate profits. U.K. monetary and fiscal policy are both restrictive, although arguably the latter should have been used more aggressively to slow the growth in consumer expenditures. As a consequence of this imbalance between monetary and fiscal policy, interest rates have been relatively high and the pound sterling has been strong, rising even against the U.S. dollar during the past six months. This has damaged the profitability of exporters, particularly manufacturers, and most of the Portfolio's recent purchases have therefore avoided this area of the economy. Less than 20% of our total European exposure is in U.K. stocks.

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.

     I am conscious that most of Europe is moving purposefully toward a single currency zone, to start at the end of 1998. I have stressed in the past that this new environment will greatly challenge corporate managements, which is why I believe that the best-managed companies will show their quality and perform best in the medium and longer term. Such companies are well represented in the Portfolio. From an investment standpoint, this is more important than which countries will benefit most from the single currency. The United Kingdom will initially stay outside the single-currency zone; in the short term, this will give it more flexibility in economic policy. But it remains to be proven whether U.K. companies and the U.K. economy will suffer thereafter.

     Japan now makes up 21% of the Portfolio, as I have been reducing the exposure over the past six months in favor of Europe. Many of your Portfolio's Japanese stocks have performed very well in the rather miserable context of the local market, and it is these that I have been selling. The Japanese government has been reluctant to stimulate domestic demand to the extent necessary to have a lasting effect, and it remains debatable whether this will happen anytime soon. Anticipating a large stimulus, cyclical stocks have risen strongly in the past two months. Some stocks in the Portfolio have benefited from the market's anticipation, but the central thrust of our investment approach is visible growth, which has discouraged me from buying a lot of cyclicals.

     The rest of Asia makes up 10% of the Portfolio, of which a little over half is invested (and indeed was invested throughout the financial crisis) in the comparative safety of Hong Kong. Hong Kong-based companies have suffered relatively little damage to their businesses; much of the fall in the stock market there has been due to lower price/earnings multiples, not lower earnings. That said, the whole region is clearly entering a year of very modest and patchy economic growth, which will limit the extent of any rebound. Among those countries most severely affected by the Asian crisis, we have added modestly to our exposure in South Korea since the crisis struck. The Korean government has shown enormous determination to tackle its problems, and we anticipate that this will be rewarded by continued recovery in the currency and stock market later this year.

Richard Foulkes
Schroder Capital Management International

March 16, 1998

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

INTERNATIONAL GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1981-FEBRUARY 28, 1998
--------------------------------------------------------------
          INTERNATIONAL GROWTH PORTFOLIO   MSCI EAFE
FISCAL      CAPITAL    INCOME     TOTAL      TOTAL
YEAR        RETURN     RETURN    RETURN      RETURN
----------------------------------------------------
1982         -5.7%      0.0%      -5.7%       -4.7%
1983         57.1       4.3       61.4        31.0
1984          5.7       1.6        7.3        14.7
1985         15.7       2.1       17.8        32.3
1986         96.4       2.5       98.9       103.7
1987         31.2       0.8       32.0        46.0
1988        -10.8       0.9       -9.9        -6.2
1989         22.7       1.8       24.5        22.4
1990          4.0       1.2        5.2       -11.8
1991         -6.8       1.7       -5.1        -0.3
1992         -0.4       1.9        1.5         0.4
1993         18.4       2.7       21.1        27.1
1994         19.5       0.9       20.4        11.1
1995          2.4       1.4        3.8         0.8
1996         11.3       1.4       12.7         8.2
1997         14.5       1.3       15.8         9.4
1998*         3.8       1.3        5.1         8.5
--------------------------------------------------------------

*Six months ended February 28, 1998.

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*
-------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                  -------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
-------------------------------------------------------------------------------------
International Growth Portfolio   9/30/1981  4.12%    14.87%    7.67%    1.56%   9.23%
-------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE

International Growth Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of February 28, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                 INTERNATIONAL       MSCI
                        GROWTH       EAFE
-----------------------------------------
Number of Stocks           161      1,081
Turnover Rate             26%*         --
Expense Ratio           0.56%*         --
Cash Reserves             2.1%         --

*Annualized.

PORTFOLIO ALLOCATION
-----------------------------------------
EMERGING MARKETS         5%
PACIFIC (MINUS JAPAN)   10%
EUROPE                  64%
JAPAN                   21%




VOLATILITY MEASURES
-----------------------------------------
                 INTERNATIONAL       MSCI
                        GROWTH       EAFE
-----------------------------------------
R-Squared                 0.88       1.00
Beta                      0.95       1.00


COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------
                 INTERNATIONAL       MSCI
                        GROWTH       EAFE
-------------------------------------------
Argentina                 0.3%        --
Australia                 1.9        2.7%
Austria                   0.5        0.4
Belgium                   --         1.2
Brazil                    1.3         --
Chile                     0.3         --
Denmark                   0.9        1.0
Finland                   --         0.9
France                   10.0        8.1
Germany                   7.4        9.7
Hong Kong                 5.0        2.6
Indonesia                 0.1         --
Ireland                   0.4        0.4
Italy                     3.3        4.2
Japan                    20.5       24.9
Malaysia                  1.5        1.0
Mexico                    1.3         --
Netherlands              12.5        5.7
Philippines               0.9         --
Portugal                  --         0.6
Singapore                 1.5        0.8
South Korea               0.7         --
Spain                     1.2        2.9
Sweden                    2.0        2.6
Switzerland              14.1        8.0
Thailand                  0.1         --
United Kingdom           12.3       21.6
Other                     --         0.7
-------------------------------------------
Total                   100.0%     100.0%

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------
Novartis AG (Registered)                   5.2%
ING Groep NV                               4.3
Fuji Photo Film Co., Ltd.                  3.4
Takeda Chemical Industries Ltd.            2.9
Philips Electronics NV                     2.7
Elf Aquitaine SA                           2.4
Compagnie Generale des Eaux SA             2.3
ABB AG (Bearer)                            2.0
British Petroleum Co., PLC                 1.8
Union Bank of Switzerland AG (Bearer)      1.8
-------------------------------------------------
Top Ten                                   28.8%

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION. This chart shows the geographic distribution of a portfolio's holdings.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FINANCIAL STATEMENTS

February 28, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.


---------------------------------------------------------------------------
                                                                    MARKET
INTERNATIONAL                                                       VALUE*
GROWTH PORTFOLIO                                       SHARES        (000)
---------------------------------------------------------------------------
COMMON STOCKS (97.9%)
---------------------------------------------------------------------------
ARGENTINA (0.3%)
  Banco de Galicia y Buenos Aires
    SA de CV ADR                                      293,750   $    7,270
  YPF SA ADR                                          500,000       15,813
                                                                -----------
                                                                    23,083
                                                                -----------
AUSTRALIA (1.8%)
    Broken Hill Proprietary Ltd.                    2,246,836       22,194
    Lend Lease Corp.                                  221,031        5,564
    Lion Nathan Ltd.                                2,176,000        5,381
    Mayne Nickless Ltd.                             1,026,289        5,663
    National Australia Bank Ltd.                      668,000        9,238
    Normandy Mining Ltd.                            3,183,212        3,166
-   Normandy Mining Ltd.
      Warrants Exp. 4/30/2001                          16,450            2
    Orica Ltd.                                        328,000        2,234
    Tabcorp Holdings Ltd.                             625,400        3,328
    Telstra Corp. Ltd.                              5,766,000       15,359
    WMC Ltd.                                          594,937        2,018
    Westfield Holdings Ltd.                           685,891        3,364
    Westpac Banking Corp., Ltd.                     8,309,000       57,623
                                                                -----------
                                                                   135,134
                                                                -----------
AUSTRIA (0.4%)
(1) Bank Austria AG Pfd.                              515,622       33,639
                                                                -----------
BRAZIL (1.3%)
  Telecomunicacoes
    Brasileiras SA                                297,460,000       29,483
  Telecomunicacoes
    Brasileiras SA ADR                                439,000       53,750
  Usiminas-Usinas Siderurgicas
    de Minas Gerais SA ADR                            490,000        3,308
  Usiminas-Usinas Siderurgicas
    de Minas Gerais SA Pfd.                           961,215        6,508
                                                                -----------
                                                                    93,049
                                                                -----------
CHILE (0.2%)
  Chilectra SA ADR                                    250,000        6,563
    Compania de
  Telecomunicaciones de Chile
    SA ADR                                            229,500        6,283
  Sociedad Quimica y Minera
    de Chile ADR                                      120,000        5,160
                                                                -----------
                                                                    18,006
                                                                -----------
DENMARK (0.9%)
    Den Danske Bank A/S                               506,000       65,094
                                                                -----------
FRANCE (9.7%)
  Accor SA                                            242,500       55,993
  Compagnie Generale des Eaux
    SA                                              1,053,998      165,821
- Compagnie Generale des Eaux
    SA Warrants Exp. 5/2/2001                         580,500          582
    Compagnie Generale des
    Etablissements Michelin
    SCA B Shares                                    1,011,110       62,600
  Compagnie de Saint-Gobain SA                        256,000       35,861
  Compagnie des Gaz de Petrole
    Primagaz SA                                        84,668        7,258
- Compagnie des Gaz de Petrole
    Primagaz SA Warrants
    Exp. 6/30/1998                                      7,697           95

---------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                       SHARES        (000)
---------------------------------------------------------------------------
  Elf Aquitaine SA                                  1,531,000   $  174,238
  SGS-THOMSON
    Microelectronics NV
    NY Shares                                         864,400       65,802
  Societe Generale SA                                 281,500       42,438
  Synthelabo SA                                       316,440       44,172
  Total SA B Shares                                   552,000       60,555
                                                                -----------
                                                                   715,415
                                                                -----------
GERMANY (7.2%)
  Adidas AG                                           208,000       32,551
  Allianz AG                                          224,000       70,542
  Bayer AG                                          3,032,600      127,837
  Deutsche Bank AG                                  1,072,560       73,671
  Friederich Grohe AG Pfd.                             18,747        5,191
  Mannesmann AG                                       175,000      105,110
  SGL Carbon AG                                        60,000        7,108
  Veba AG                                           1,597,275      107,159
                                                                -----------
                                                                   529,169
                                                                -----------
HONG KONG (4.9%)
  Cheung Kong Holdings Ltd.                         7,304,000       51,178
  China Resources Enterprise Ltd.                   8,215,000       17,931
  Citic Pacific Ltd.                                8,860,000       34,330
  HongKong Land Holdings, Ltd.                      4,578,000        8,195
  HSBC Holdings PLC                                 2,362,943       68,363
  Hong Kong Electric
    Holdings Ltd.                                   7,188,000       25,531
  Hutchison Whampoa Ltd.                            8,406,000       59,442
- Mandarin Oriental
    International Ltd.                              4,311,369        3,600
  New World Development
    Co., Ltd.                                       4,326,000       15,952
  Sun Hung Kai Properties Ltd.                      6,043,400       45,272
  Swire Pacific Ltd. A Shares                       4,704,000       28,312
                                                                -----------
                                                                   358,106
                                                                -----------
INDONESIA (0.1%)
  PT Indofood Sukses Makmur                         8,019,960        2,447
  PT Telekomunikasi Indonesia                      16,204,000        6,408
  PT Telekomunikasi Indonesia
    ADR                                               219,500        1,866
                                                                -----------
                                                                    10,721
                                                                -----------
IRELAND (0.4%)
  Bank of Ireland PLC                               1,539,900       29,499
                                                                -----------
ITALY (3.2%)
- Banca di Roma                                    54,252,000       74,885
  Telecom Italia Mobile SPA                        15,000,000       68,610
  Telecom Italia SPA                               13,500,000       91,866
                                                                -----------
                                                                   235,361
                                                                -----------
JAPAN (20.3%)
  Bridgestone Corp.                                   747,000       17,207
  Chiyoda Fire & Marine
    Insurance Co., Ltd.                             2,000,000        7,868
  DDI Corp.                                             7,368       19,188
  Dai-Nippon Printing Co., Ltd.                     2,334,000       39,722
  Dowa Fire & Marine
    Insurance Co.                                   2,000,000        7,124
  East Japan Railway Co.                               14,000       66,160
  Fuji Photo Film Co., Ltd.                         6,423,000      251,673
  Hirose Electric Co., Ltd.                           315,000       16,582
  Keyence Corp.                                       143,000       20,941
  Kuraray Co., Ltd.                                 2,250,000       19,770
  Mabuchi Motor Co.                                   731,000       39,058
  Matsushita Electric
    Industrial Co., Ltd.                            6,460,000       94,090
  Mitsui & Co., Ltd.                                7,300,000       46,864
  Mitsui Fudosan Co., Ltd.                          3,142,000       33,825
  Murata Manufacturing Co., Ltd.                    3,112,000       98,782
  Nippon Fire & Marine
    Insurance Co., Ltd.                             2,000,000        7,916
  Nippon Steel Corp.                               25,000,000       46,901
  Nippon Television Network                           103,500       31,297
  Omron Corp.                                       2,488,000       40,177
  SMC Corp.                                         1,141,000       99,351
  Shin-Etsu Chemical Co., Ltd.                      1,050,000       23,106
  Showa Shell Sekiyu K.K.                           2,721,000       18,502
  Sumitomo Corp.                                    6,300,000       43,785
  Takeda Chemical Industries Ltd.                   7,660,000      212,222
  Tokio Marine & Fire
    Insurance Co.                                   4,089,000       46,286
  Tokyo Electron Ltd.                                 293,000       10,530
  Toppan Printing Co., Ltd.                         5,592,000       65,955
  Toyota Motor Corp.                                1,077,000       29,753
  Yamazaki Baking Co., Ltd.                           400,000        4,496
  Yasuda Fire & Marine
    Insurance Co.                                   5,190,000       29,539
                                                                -----------
                                                                 1,488,670
                                                                -----------
MALAYSIA (1.5%)
  Genting Bhd.                                      4,047,000       13,435
  Malayan Banking Bhd.                              4,333,000       16,860
  Resorts World Bhd.                                3,880,000        8,446
  Sime Darby Bhd.                                   7,105,000        9,280
  Telekom Malaysia Bhd.                             6,529,500       22,209
  Tenaga Nasional Bhd.                             12,891,000       34,025
  United Engineers Malaysia Bhd.                    3,981,000        4,831
                                                                -----------
                                                                   109,086
                                                                -----------
MEXICO (1.3%)
  Apasco SA de CV                                   1,066,000        6,341
- Cemex SA de CV (CPO)                              3,114,720       12,352
  Cifra SA de CV Series C                           8,309,000       14,838
  Cifra SA de CV Series V                           1,698,869        3,261
- Grupo Televisa SA GDR                               440,000       15,400
  Telefonos de Mexico SA
    Class L ADR                                       790,000       40,043
                                                                -----------
                                                                    92,235
                                                                -----------
NETHERLANDS (12.2%)
- Baan Co. NV                                       1,200,000       54,229
  Ceteco Holdings NV                                  124,535        6,693
  Delft Instruments NV                                463,068        6,470
  Elsevier NV                                       1,545,310       29,066
  Getronics NV                                      2,296,274       91,205
  Hagemeyer NV                                        497,636       23,096
  Heineken NV                                         357,000       66,241
  ING Groep NV                                      5,922,740      313,370
  Oce-Van Der Grinten NV                              500,382       67,398
  Philips Electronics NV                            2,562,000      199,013
  Verenigde Nederlandse
    Uitgeversbedrijven
    Verenigd Bezit                                  1,270,000       39,957
                                                                -----------
                                                                   896,738
                                                                -----------

---------------------------------------------------------------------------
                                                                    MARKET
INTERNATIONAL                                                       VALUE*
GROWTH PORTFOLIO                                       SHARES        (000)
---------------------------------------------------------------------------
PHILIPPINES (0.9%)
  Ayala Land, Inc.                                 42,402,243    $  21,254
  Meralco GDR                                         514,286        7,586
  Philippine Long Distance
    Telephone Co.                                   1,295,000       34,890
                                                                -----------
                                                                    63,730
                                                                -----------
SINGAPORE (1.4%)
  City Developments Ltd.                            3,111,000       14,106
  DBS Land Ltd.                                     3,948,000        6,113
  Development Bank of
    Singapore Ltd. (Foreign)                        2,162,000       16,938
  Keppel Corp., Ltd.                                3,878,000       11,148
  Oversea-Chinese Banking
    Corp., Ltd. (Foreign)                           1,575,420        9,379
  Singapore Airlines Ltd. (Foreign)                   977,000        7,233
  Singapore Press Holdings Ltd.
    (Foreign)                                       1,988,320       28,457
  United Overseas Bank Ltd.
    (Foreign)                                       2,184,000       11,856
                                                                -----------
                                                                   105,230
                                                                -----------
SOUTH KOREA (0.7%)
  Korea Electric Power Corp.                        1,326,050       17,702
- L.G. Electronics Co.                                503,350        7,583
- SK Telecom Co.                                       15,109        7,176
  Samsung Electronics Co., Ltd.                       208,770       12,081
  Samsung Electronics Co., Ltd.
    GDR 1/2 Non-Voting Stock                          275,931        3,898
                                                                -----------
                                                                    48,440
                                                                -----------
SPAIN (1.2%)
  ENDESA-Empresa Nacional de
    Electricidad SA                                 3,894,000       85,963
                                                                -----------
SWEDEN (2.0%)
  LM Ericsson Telephone AB
    B Shares                                        1,100,000       50,010
  Svenska Handelsbanken AB
    A Shares                                        2,200,000       94,112
                                                                -----------
                                                                   144,122
                                                                -----------
SWITZERLAND (13.8%)
  ABB AG (Bearer)                                     108,500      147,861
  Adecco SA (Bearer)                                  150,000       48,498
  Alusuisse-Lonza Holding AG
    (Registered)                                       40,000       46,198
  Novartis AG (Registered)                            210,000      383,055
  Roche Holdings AG
    (Dividend-Right Certificates)                      11,090      129,822
  Union Bank of Switzerland AG
    (Bearer)                                           85,500      133,179
  Zurich Insurance Co.
    (Registered)                                      234,000      127,555
                                                                -----------
                                                                 1,016,168
                                                                -----------
THAILAND (0.1%)
  PTT Exploration & Production
    PLC (Foreign)                                     486,500        6,321
                                                                -----------
UNITED KINGDOM (12.1%)
  Airtours PLC                                      2,762,100       20,761
  Asda Group PLC                                   26,750,000       88,638
  British Aerospace PLC                             2,820,000       88,591
  British Airways PLC                               3,660,000       34,349
  British Land Co., PLC                             3,620,000       43,808
  British Petroleum Co., PLC                        9,751,878      134,553
  Cable and Wireless PLC                            6,790,000       74,234
  EMI Group PLC                                     4,670,915       39,838
  Enterprise Oil PLC                                3,300,000       30,509
  Glaxo Wellcome PLC                                2,060,000       57,661
  Granada Group PLC                                 2,000,000       31,251
  LucasVarity PLC                                  10,300,000       39,684
  Reckitt & Colman PLC                              1,184,000       20,888
  Rio Tinto PLC                                     1,460,000       19,712
  David S. Smith Holdings PLC                       3,500,000       11,583
  Tesco PLC                                        10,000,000       85,042
  United News & Media PLC                           3,484,000       41,187
  Vodafone Group PLC                                2,659,442       23,645
                                                                -----------
                                                                   885,934
                                                                -----------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $5,551,755)                                              7,188,913
---------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT
                                                         (000)
---------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.3%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.63%, 3/2/1998                                    $129,956      129,956
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.64%, 3/2/1998--Note F                             775,245      775,245
---------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $905,201)                                                  905,201
---------------------------------------------------------------------------
TOTAL INVESTMENTS (110.2%)
  (COST $6,456,956)                                              8,094,114
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-10.2%)
---------------------------------------------------------------------------
Other Assets--Note C                                                66,196
Security Lending Collateral
  Payable to Brokers--Note F                                      (775,245)
Other Liabilities                                                  (43,337)
                                                                -----------
                                                                  (752,386)
---------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------
Applicable to 408,905,169 outstanding
  $1.00 par value shares
  (authorized 550,000,000 shares)                               $7,341,728
===========================================================================

NET ASSET VALUE PER SHARE                                           $17.95
===========================================================================

*  See Note A in Notes to Financial Statements.
-  Non-Income-Producing Security.
(1)New issue that has not paid a dividend as of February 28, 1998.
   ADR--American Depositary Receipt.
   GDR--Global Depositary Receipt.

---------------------------------------------------------------------------
                                                        AMOUNT          PER
                                                         (000)        SHARE
---------------------------------------------------------------------------
AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
Paid in Capital                                    $5,706,552       $13.95
Overdistributed Net
  Investment Income--Note D                            (9,525)        (.02)
Accumulated Net
  Realized Gains--Note D                                7,688          .02
Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities                             1,637,158         4.00
  Foreign Currencies                                     (145)          --
---------------------------------------------------------------------------
NET ASSETS                                         $7,341,728       $17.95
===========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

-------------------------------------------------------------------------------------
                                                       INTERNATIONAL GROWTH PORTFOLIO
                                                   SIX MONTHS ENDED FEBRUARY 28, 1998
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                            $    23,949
   Interest                                                                   12,316
      Total Income                                                            36,265
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                4,669
      Performance Adjustment                                                   1,368
   The Vanguard Group--Note C
      Management and Administrative                                           10,112
      Marketing and Distribution                                               1,070
   Taxes (other than income taxes)                                               266
   Custodian Fees                                                              2,134
   Auditing Fees                                                                   7
   Shareholders' Reports                                                         160
   Annual Meeting and Proxy Costs                                                111
   Directors' Fees and Expenses                                                    9
                                                                        -------------
      Total Expenses                                                          19,906
      Expenses Paid Indirectly--Note C                                          (633)
                                                                        -------------
      Net Expenses                                                            19,273
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         16,992
-------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                                 (5,395)
   Foreign Currencies and Forward Currency Contracts                          23,006
-------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             17,611
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                     296,077
   Foreign Currencies and Forward Currency Contracts                          11,144
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                             307,221
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $341,824
=====================================================================================

*Dividends are net of foreign withholding taxes of $2,936,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------
                                                              INTERNATIONAL GROWTH PORTFOLIO
                                                           ------------------------------------
                                                                   SIX MONTHS            YEAR
                                                                        ENDED           ENDED
                                                                FEB. 28, 1998   AUG. 31, 1997
                                                                        (000)           (000)
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                           $   16,992       $   76,032
   Realized Net Gain                                                   17,611          205,252
   Change in Unrealized Appreciation (Depreciation)                   307,221          515,143
                                                           ------------------------------------
      Net Increase in Net Assets Resulting from Operations            341,824          796,427
                                                           ------------------------------------
DISTRIBUTIONS
   Net Investment Income                                              (83,882)         (61,180)
   Realized Capital Gain                                             (207,710)        (177,098)
                                                           ------------------------------------
      Total Distributions                                            (291,592)        (238,278)
                                                           ------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                           1,415,264        2,762,825
   Issued in Lieu of Cash Distributions                               263,657          218,868
   Redeemed                                                        (1,476,177)      (1,448,315)
                                                           ------------------------------------
      Net Increase from Capital Share Transactions                    202,744        1,533,378
-----------------------------------------------------------------------------------------------
   Total Increase                                                     252,976        2,091,527
-----------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                              7,088,752        4,997,225
                                                           ------------------------------------
   End of Period                                                   $7,341,728       $7,088,752
===============================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                              81,299          156,951
   Issued in Lieu of Cash Distributions                                16,489           13,654
   Redeemed                                                           (85,873)         (83,511)
                                                           ------------------------------------
      Net Increase in Shares Outstanding                               11,915           87,094
===============================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

---------------------------------------------------------------------------------------------------------------------
                                                                      INTERNATIONAL GROWTH PORTFOLIO
                                                                             YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED   -----------------------------------------------------
THROUGHOUT EACH PERIOD                      FEBRUARY 28, 1998     1997       1996       1995       1994         1993
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $17.86   $16.13     $14.70     $14.36     $12.02       $10.15
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .04      .19        .19        .20        .14          .12
  Net Realized and Unrealized Gain (Loss)
         on Investments                                   .78     2.28       1.65        .32       2.31         1.96
                                                     ----------------------------------------------------------------
         Total from Investment Operations                 .82     2.47       1.84        .52       2.45         2.08
                                                     ----------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.21)    (.19)      (.20)      (.18)      (.11)        (.21)
  Distributions from Realized Capital Gains              (.52)    (.55)      (.21)     --         --           --
                                                     ----------------------------------------------------------------
         Total Distributions                             (.73)    (.74)      (.41)      (.18)      (.11)        (.21)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $17.95   $17.86     $16.13     $14.70     $14.36       $12.02
=====================================================================================================================

TOTAL RETURN                                            5.09%   15.84%     12.72%      3.76%     20.44%       21.06%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $7,342   $7,089     $4,997     $3,354     $2,989       $1,477
  Ratio of Total Expenses to
         Average Net Assets                            0.56%*    0.57%      0.56%      0.59%      0.46%        0.59%
  Ratio of Net Investment Income to
         Average Net Assets                            0.48%*    1.26%      1.35%      1.53%      1.37%        1.27%
  Portfolio Turnover Rate                                26%*      22%        22%        31%        28%          51%
  Average Commission Rate Paid                         $.0049   $.0015     $.0223        N/A        N/A          N/A
---------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FORWARD CURRENCY CONTRACTS: The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

    4. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    5. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Capital Management International provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital

International Europe, Australasia, Far East Index. For the six months ended February 28, 1998, the advisory fee represented an effective annual basic rate of 0.13% of the Portfolio's average net assets before an increase of $1,368,000 (an annual rate of 0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Directors. At February 28, 1998, the Portfolio had contributed capital of $438,000 to Vanguard (included in Other Assets), representing 2.2% of Vanguard's capitalization. The Portfolio's Directors and officers are also Directors and officers of Vanguard.

         Vanguard has asked the Portfolio's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's administrative expenses. For the six months ended February 28, 1998, these arrangements reduced the Portfolio's expenses by $633,000 (an annual rate of 0.02% of average net assets).

D. During the six months ended February 28, 1998, the Portfolio purchased $1,114,767,000 of investment securities and sold $882,975,000 of investment securities other than temporary cash investments.

         During the six months ended February 28, 1998, the Portfolio realized net foreign currency losses of $2,046,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

         Certain of the Portfolio's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Distributions from passive foreign investment company income during the six months ended February 28, 1998, were $1,475,000; the cumulative total of such distributions related to passive foreign investment company holdings at February 28, 1998, was $2,106,000. During the six months ended February 28, 1998, the Portfolio realized gains on the sale of passive foreign investment companies of $678,000, which were included in prior years' distributable net income; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At February 28, 1998, net unrealized appreciation of investment securities for federal income tax purposes was $1,635,052,000, consisting of unrealized gains of $2,006,961,000 on securities that had risen in value since their purchase and $371,909,000 in unrealized losses on securities that had fallen in value since their purchase.

         The Portfolio had net unrealized foreign currency losses of $145,000 resulting from the translation of other assets and liabilities at February 28, 1998.

F. The market value of securities on loan to brokers/dealers at February 28, 1998, was $739,639,000, for which the Portfolio held cash collateral of $775,245,000.

DIRECTORS AND OFFICERS

JOHN C. BOGLE

Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN

Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN

Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER

Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY

President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL

Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.

Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL

President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.

Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON

Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY

Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND

Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST

Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON

Managing Director, Legal Department.

ROBERT A. DISTEFANO

Managing Director, Information Technology.

JAMES H. GATELY

Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH

Managing Director, Human Resources.

IAN A. MACKINNON

Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III

Managing Director, Institutional Investor Group.

MICHAEL S. MILLER

Managing Director, Planning and Development.

RALPH K. PACKARD

Managing Director and Chief Financial Officer.

GEORGE U. SAUTER

Managing Director, Core Management Group.

 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
  is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

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Q812-2/1998
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